SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: October 17, 2001

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                              A Montana Corporation

                     45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

SEPTEMBER 2015 REPORT
---------------------
On October 16, 2001 Jore Corporation filed its financial report (Form 2015) with the U.S. Bankruptcy Court in the District of Montana. This Form 2015 financial report, and required exhibits, is included herein.

PERKINS COIE LLP
Bruce G. ManIntyre
Alan D. Smith
1201 Third Avenue, Suite 4800
Seattle, Washington 98101-3099
(206) 583-8888
(Counsel for Debtor)


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF MONTANA

In re
                                                             No. 01-31609-11
JORE CORPORATION, a.k.a. JB Tool, LLC,
 a.k.a. Jore, Inc.,

                           Debtor.                         [No Hearing Required]

Taxpayer ID No.  81-0465223
--------------------------------------


                                FINANCIAL REPORT

Jore Corporation, the debtor-in-possession in this case, hereby submits its Comparative Balance Sheet, Comparative Income Statement, Summary of Disbursements, Statement(s) of Cash Receipts and Disbursements, Statement of Aged Receivables, Statement of Aged Post-Petition Payables and Statement of Operations for the period ending August 31, 2001, in accordance with Rule 2015(b) of the Local Rules of this Court. Copies of this report have been served via first class mail, postage prepaid, or via email, to the parties listed on the attached affidavit of service.

DATED this 16th day of October, 2001.

                                PERKINS COIE LLP


                                           By     /s/  Bruce G. MacIntyre
                                              ----------------------------------
                                              Alan D. Smith, WSBA # 24964
                                              Bruce G. MacIntyre, WSBA # 18984
                                              Adriana Rodriguez, WSBA # 30785
                                          Attorneys for Jore Corporation, Debtor

                              AFFIDAVIT OF SERVICE

STATE OF WASHINGTON        )
                           )
COUNTY OF KING             )

            /s/  Mary G. Pellegrini , being first duly sworn, states as follows:
         ---------------------------
         On October 16, 2001, I caused the following document:

                  FINANCIAL REPORT
         (1) To be served via regular, first-class U.S. mail on the following parties;

                  S.E.C.
                  Attn: Sarah Moyed
                  Pacific Region Office
                  5670 Wilshire Blvd., 11th Floor
                  Los Angeles, CA  90036-3648

         (2)      To be served via email on the following parties:

                  Lucy Bassli, Youssef Sneifer
                  Shulkin Hutton, Inc.
                  Attorneys for Unsecured Creditors Committee lbassli@shulkin.com ysneifer@shulkin.com

                  Dan McKay
                  Staff Attorney
                  Office of the U.S. Trustee
                  District of Montana
                  dan.p.mckay@usdoj.gov

                  Mick Quinlivan
                  Jore Corporation
                  mickquinlivan@jorecorporation.com

                  Scott Clark
                  Ray Quinney & Nebeker
                  sclark@rqn.com

         DATED this 16th day of October, 2001.

                                                  /s/  Mary G. Pellegrini
                                               -----------------------------

         SUBSCRIBED AND SWORN to before me this 16th day of October, 2001.

                                                  /s/  Erin E. Campbell
                                               -----------------------------
                                               (Signature of Notary)

                                               _____Erin E. Campbell________
                                               -----------------------------
                                               (Print or stamp name of Notary)

                                               NOTARY PUBLIC in and for the
                                               State of Washington, residing at
                                               Tacoma
                                              ------------------------------
                                               My Commission Expires: 07/09/05
                                              ------------------------------

                                                              UST-10 COVER SHEET
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No:  01-31609-11                       Report Month/Year September 30, 2001
Debtor:   Jore Corporation

Instructions: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.

The debtor submits the following with this monthly financial report:   Yes    No

UST-12  Comparative  Balance Sheet, or debtor's  balance sheet.        Yes
The debtor's balance sheet, if used, shall include a breakdown of pre-petition and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.

UST-13  Comparative Income Statement, or debtor's income statement.    Yes

UST-14  Summary of Disbursements                                       Yes

UST-14 Statement(s) of Cash Receipts and Disbursements                 Yes
A continuation sheet shall be completed for each bank account or other source of funds and shall include a monthly bank statement and all supporting documents described in the instructions.

UST-15 Statement of Aged Receivables                                   Yes
A detailed accounting of aged receivables shall be provided on, or in an attachment to, UST-15.

UST-16 Statement of Aged Post-Petition Payables                        Yes
A detailed accounting of aged post-petition payables shall be provided on, or in an attachment to UST-16.

UST-17 Statement of Operations                                         Yes
When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or copy of debtor's bond for any change in insurance or bond coverage.

DEBTOR'S CERTIFICATION I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature:  \s\ Mick Quinlivan                   Date: October 16, 2001

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for a partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

Jore Corporation                        Case Number:            01-31609-11
BALANCE SHEET                           Rule 2015 Report for the Month and Year
For the Periods Indicated               of:                    September, 2001


                                                             August 31, 2001     September 30, 2001
ASSETS
Current assets:
       Cash equivalents and investments                          ($1,096,652)           ($1,288,325)
       Accounts receivable, net of allowances                      8,331,104              9,163,581
       Shareholder notes receivable, net of reserves                 355,428                359,882
       Inventory , net                                            17,977,054             22,050,216
       Other current assets                                        5,352,582              4,067,922
                                                        ---------------------   --------------------

         Total current assets                                     30,919,515            $34,353,277
                                                        ---------------------   --------------------

     Property, plant and equipment, net                           77,773,665             77,234,342
     Intangibles and other long-term assets, net                   1,080,330              1,061,873
                                                        ---------------------   --------------------


               Total assets                                     $109,773,511           $112,649,492
                                                        =====================   ====================


LIABILITIES & SHAREHOLDERS' EQUITY

     Current liabilities:
     Post Petition:
       Operating Line of Credit                                   36,916,197             38,948,998
       Accounts Payable Post Petition                                806,173              1,530,966
       Accrued Expenses Post Petition                              4,543,955              4,766,887
       Accrued Payroll & Other Post Petition                         659,419                796,570
       Accrued Vacation & Personal Leave Post Petition               (22,167)               (20,835)

     Pre-petition:
       Accounts Payable Pre Petition                              $9,678,165              9,684,062
       Accrued Expenses Pre Petition                               1,546,356              1,546,147
       Accrued Payroll & Other Pre Petition                          346,796                344,110
       Accrued Vacation & Personal Leave Pre Petition                521,541                521,441
       Notes Payable                                                 250,000                250,000
       Shareholder Note Payable                                      353,446                353,446

                                                        ---------------------   --------------------

         Total Current Liabilities                                55,599,881             58,721,792
                                                        ---------------------   --------------------

     Long-term Debt                                               44,683,097             44,465,994
     Deferred Income Tax Liabilities                               1,534,053              1,533,332
                                                        ---------------------   --------------------

               Total Liabilities                                 101,817,031            104,721,118
                                                        ---------------------   --------------------

     Shareholders' Equity
     Common Stock                                                 41,337,319             41,337,319
     Deferred Compensation - Stock Options                           (22,171)               (22,171)
     Retained Earnings                                           (33,358,668)           (33,386,774)
                                                        ---------------------   --------------------

         Total Shareholders' Equity                                7,956,480              7,928,374

                                                        ---------------------   --------------------

               Total Liabilities & Shareholders' Equity         $109,773,511           $112,649,492
                                                        =====================   ====================

Jore Corporation                    Case Number:    01-31609-11
INCOME STATEMENT                    Rule 2015 Report for the Month and Year
For the Periods Indicated           of:            September, 2001


                                       September-01    Bankruptcy To Date
Revenues
Gross Sales                             $6,963,307       $18,833,547
Sales Returns, Allow, Disc, Adj           (396,578)        ($987,091)
                                   ----------------------------------

Total Net Revenues                       6,566,728       $17,846,455

Cost of Sales
Material @ Standard                      2,435,622        $6,461,270
Labor @ Standard                         1,087,100        $2,750,465
Overhead @ Standard                        910,490        $2,250,552
Product roll-out costs                      50,746
Over/under applied variances              (559,313)         $689,571
Purchase price variance                    (53,229)        ($247,497)
Freight                                    103,542          $756,832
Shipping & DC Costs                         82,829          $252,046
Assignment Fees                                  -            $9,291
                                   ----------------------------------

Total Cost of Sales                      4,057,787       $12,973,276
                                   ----------------------------------

Gross Profit                             2,508,942        $4,873,180

Operating Expenses
General & Administrative                   548,973        $2,266,796
Sales & Marketing                          967,046        $2,542,402
Product Development                           (507)         $133,094
                                   ----------------------------------

Total Operating Expenses                 1,515,512        $4,942,292
                                   ----------------------------------

Operating Income / (Loss)                  993,430          ($69,112)

Other (Income) Expenses
Interest Expense                           326,553        $1,324,310
Other Expenses                              (2,672)         ($28,581)
Loss on Disposal of Fixed Asset              3,217            $3,616
                                   ----------------------------------

Total Other (Income) Expense               327,098        $1,299,345

Non-Recurring Expenses
Bankruptcy Admin                           334,601        $1,704,787
Other Expense - Nonrecurring               359,837       $11,980,976
                                   ----------------------------------

Total Non-Recurring Expenses               694,438       $13,685,763


                                   ----------------------------------
Income before Taxes                        (28,106)     ($15,054,220)


Provision for Income Taxes                       -                 -
                                   ----------------------------------


                                   ----------------------------------
Net Income (Loss)                          (28,106)      (15,054,220)
                                   ==================================

UST-14 Summary of Disbursements          Case Number:   01-31609-11:
                                         Rule 2015 Report for the Month and Year
                                         of:            September, 2001

Statement of Cash Receipts and Disbursements

                                         Account Name:  Jore Corporation DIP
                                                       ----------------------
                                                       Summary of All Accounts

September, 2001

Operating DIP Accounts
Account Name                            Account #        Beginning Balance Cash Receipts  Cash Disbursements
------------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603      (1,146,567.30)             -     (7,150,234.25)
Self-funded Health Insurance Account    5130002180          (65,417.87)             -       (192,576.04)
Bancontrol Account                      003-0082267          (6,381.07)    913,136.54                 -
Lock Box Account                        5130001216                   -   4,353,577.85                 -
Payroll Account                         5130001935           (6,382.10)             -       (892,884.87)
Ronan State Bank Investments            CD 15767 & 15374    128,976.29         823.18                 -
Whitefish Credit Union                  817452                1,085.13           3.73                 -
Wells Fargo Imprest                     2015068521           (1,965.55)             -         (1,349.20)
                                                         ---------------------------------------------------
Total Cash Accounts                                      (1,096,652.47)  5,267,541.30     (8,237,044.36)
                                                         ===================================================

Operating DIP Accounts                                    Transfer from     Transfers between                 Ending Balance
Account Name                            Account #         Line of Credit    Accounts        Book Adjustments  Per Books
-----------------------------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603       5,766,615.66        (4,853.27)  1,160,997.79         (1,374,041.37)
Self-funded Health Insurance Account    5130002180          170,155.54                -        (775.00)           (88,613.37)
Bancontrol Account                      003-0082267        (902,290.22)       14,268.40      20,917.00             39,650.65
Lock Box Account                        5130001216       (4,339,309.45)      (14,268.40)             -                 (0.00)
Payroll Account                         5130001935          900,408.76                -         742.62              1,884.41
Ronan State Bank Investments            CD 15767 & 15374             -                -              -            129,799.47
Whitefish Credit Union                  817452                       -                -              -              1,088.86
Wells Fargo Imprest                     2015068521                   -         4,853.27         367.91              1,906.43
                                                         --------------------------------------------------------------------
Total Cash Accounts                                       1,595,580.29                -   1,182,250.32         (1,288,324.92)
                                                         ====================================================================

UST-14 Summary of Disbursements          Case Number:    01-31609-11
Continued                                Rule 2015 Report for the Month and Year
                                         of:             September, 2001


                                          Account Name:   Jore Corporation DIP
                                                         -----------------------
                                                         Summary of All Accounts

Payments on Pre-Petition Unsecured Debt (requires court approval)
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes ___x No_ If yes, list each payment.
Payee's name      Nature of payment  Payment date Payment amount   Date of court
                                                                    approval
--------------------------------------------------------------------------------
Spokane Packaging  A/P Vendor             9/28/01     363.00             6/28/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Damon J. Evans     Payroll                8/10/01     700.24             6/28/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maria M Ramos      Payroll                9/10/01     692.31             6/28/01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE: The bank cleared these checks without our approval.


Payments to Attorneys and Other Professionals (requires court approval)
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes ___ No _x__ If yes, list each payment.
Payee's name  Nature of payment  Payment date    Payment amount   Date of court
                                                                  approval
--------------------------------------------------------------------------------
N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Payments to an Officer, Director, Partner, or Other Insider of the Debtor
Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes ___ No _x__ if yes, list each payment.
Payee's name  Nature of payment  Payment date   Payment amount   Date of court
                                                                 approval
--------------------------------------------------------------------------------
N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  UST - 14, Continuation Sheet        Case Number:      01-31609-11
                                      Rule 2015 Report for the Month and Year
                                      of:              September, 2001

  Statement of Cash Receipts and Disbursements

                                      Account Name:     Jore Corporation
                                                    DIP Operating Account
                                      Account Number:  495-0029603
                                      Depository:      Wells Fargo

                                 Cash Receipts

 Date                Source                           $ Amount          Balance
 -------------------------------------------------------------------------------
           Beginning Cash Balance                                 (1,146,567.30)




                                            ------------------------------------
           Total Cash Receipts                              -

                           Cash Disbursements

 Date      Check #         Payee                      $ Amount
 -------------------------------------------------------------------------------


                                            ------------------------------------
           Total Disbursements                    (7,150,234.25)
           Transfers from Line of Credit
   9/30/01 Transfers from Line of Credit           5,766,615.66



                                            ------------------------------------
           Total Transfers From Line of Credit     5,766,615.66

           Transfers Between Accounts
   8/29/01 Transfer to Wells Fargo Imprest-Edgerton   (4,853.27)


                                            ------------------------------------
           Total Transfers Between Accounts           (4,853.27)


           Book Adjustments
           Book Adjustments                                        1,160,997.79

           Ending Book Balance                                    (1,374,041.37)
                                                          ======================

           Bank Adjustments                                        1,145,647.09
                                                          ----------------------

 Balance in DIP Operating Account per 9/30/01 Bank Statement        (228,394.28)
                                                          ======================

           See Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number: 01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:         September, 2001

 Statement of Cash Receipts and Disbursements

                                      Account Name: Jore Corporation
                                                    Self-funded Health Insurance
                                      Account Number:5130002180
                                      Depository:   Wells Fargo

                        Cash Receipts

 Date          Source       Description                    $ Amount     Balance
 ------------------------------------------------------------------------------
        Beginning Cash Balance                                     (65,417.87)


                                                       -------------------------
        Total Cash Receipts                                     -

                   Cash Disbursements

 Date   Check #    Payee        Description                $ Amount
 -------------------------------------------------------------------------------
 9/13/01       Various      Release of Group of Checks   (2,685.65)
 9/10/01       Various      Release of Group of Checks (138,984.36)
 9/21/01       Various      Release of Group of Checks  (35,765.66)
 9/4/01        Various      Release of Group of Checks  (15,140.37)

                                                       -------------------------
        Total Disbursements                            (192,576.04)

        Transfers
 9/30/01Transfers from Line of Credit                   170,155.54

                                                       -------------------------
        Total Transfers                                 170,155.54

        Transfers Between Accounts

                                                       -------------------------
        Total Transfers Between Accounts                        -


        Book Adjustments
 9/30/01RVS duplicate 08/01 sweep                          (775.00)


                                                       -------------------------
        Total Book Adjustments                             (775.00)

        Ending Book Balance                                          (88,613.37)
                                                                 ===============


 Bank Adjustments                                                     82,636.17


                                                                 ---------------
 Balance in Self-funded Health Insurance Acct per 9/30/01
 Bank Statement                                                      (5,977.20)
                                                                 ===============

        See Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          September, 2001

 Statement of Cash Receipts and Disbursements

                                           Account Name: Jore Corporation
                                                         Bancontrol Account
                                           Account Number:003-0082267
                                           Depository:   Wells Fargo

              Cash Receipts

 Date   Source               Description                  $ Amount      Balance
 -------------------------------------------------------------------------------
          Beginning Cash Balance                                      (6,381.07)

          Total A/R Trade Cash Recipts                    826,601.24
          Total Other Cash Receipts                        86,535.30

                                                         -----------------------
          Total Cash Receipts                             913,136.54

              Cash Disbursements

 Date  Check #  Payee        Description                  $ Amount
 -------------------------------------------------------------------------------


                                                         -----------------------
          Total Disbursements                                      -

          Transfers
                      Transfers to Line of Credit        (902,290.22)


                                                         -----------------------
          Total Transfers                                (902,290.22)

          Transfers Between Accounts
  9/10/01  Zero Balance Account Transfer from 5130001216   14,268.40


                                                         -----------------------
          Total Transfers Between Accounts                 14,268.40


          Book Adjustments
                                                           (3,798.00)
                                                           24,715.00
                                                          ----------------------

                                                          ----------------------
          Total Book Adjustments                           20,917.00

          Ending Book Balance                                         39,650.65
                                                              ==================

  9/30/01 Deposit in transit                                            (490.10)
  9/30/01 Reconciling difference                                           0.30
 Balance in Bancontrol Account per 9/30/01 Bank Statement             39,160.55
                                                              ==================

          Attach Copy of Current Months Bank Statement

  UST - 14, Continuation Sheet           Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          September, 2001

  Statement of Cash Receipts and Disbursements

                                            Account Name:  Jore Corporation
                                                           Lock Box Account
                                            Account Number:5130001216
                                            Depository:    Wells Fargo

                           Cash Receipts

 Date   Source                Description                 $ Amount      Balance
 -------------------------------------------------------------------------------
          Beginning Cash Balance                                              -

                  Total A/R Trade Cash Recipts         4,353,577.85


                                                       -------------------------
          Total Cash Receipts                          4,353,577.85

                           Cash Disbursements

 Date Check #   Payee         Description                 $ Amount
 -------------------------------------------------------------------------------


                                                       -------------------------
          Total Disbursements                                     -

          Transfers


  9/30/01                Sweep to Line of Credit     ($4,339,309.45)

                                                       -------------------------
          Total Transfers                            ($4,339,309.45)

          Transfers Between Accounts
  9/10/01                  Zero Balance Account Transfer (14,268.40)

                                                       -------------------------
          Total Transfers Between Accounts               (14,268.40)


          Book Adjustments

                                                       -------------------------
          Total Book Adjustments                                  -

                                                                    ------------
          Ending Book Balance                                             (0.00)
                                                                    ============

 Bank Adjustments

                                                                    ------------
 Balance in Lock Box Account per 9/30/01 Bank Statement                   (0.00)
                                                                    ============

          See Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           September, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name:  Jore Corporation
                                                        Payroll Account
                                         Account Number:5130001935
                                         Depository:    Wells Fargo

                      Cash Receipts

 Date  Source                Description                  $ Amount       Balance
 -------------------------------------------------------------------------------
         Beginning Cash Balance                                       (6,382.10)


                                                         -----------------------
         Total Cash Receipts                                    -

                      Cash Disbursements

 Date Check #  Payee         Description                  $ Amount
 -------------------------------------------------------------------------------
                      Checks                             (386,677.67)
                      Direct Deposits                    (255,305.76)
                      Direct Deposits                    (250,901.44)

                                                         -----------------------
         Total Disbursements                             (892,884.87)

         Transfers
         Transfers from Line of Credit                    900,408.76

                                                         -----------------------
         Total Transfers                                  900,408.76

         Transfers Between Accounts


                                                         -----------------------
         Total Transfers Between Accounts                         -


         Book Adjustments
         Adjustment to sweep journal entries                  622.62
         Adjustment to payroll entry                          120.00
                                                                  -
                                                         -----------------------
         Total Book Adjustments                               742.62

         Ending Book Balance                                           1,884.41
                                                               =================

 Outstanding Checks                                                    5,182.25
 Bank  Adjustments                                                    (1,835.72)
 Sept checks paid in Oct                                              (5,723.95)
                                                               -----------------
 Balance in Payroll Account per 9/30/01 Bank Statement                  (493.01)
                                                               =================

         See Copy of Current Months Bank Statement

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          September, 2001

 Statement of Cash Receipts and Disbursements

                                                 Account Name:  Jore Corporation
                                                                RSB Investments
                                                 Account Number:CD 15767 & 15374
                                                 Depository:    Wells Fargo

                      Cash Receipts

 Date     Source               Description                 $ Amount      Balance
 -------------------------------------------------------------------------------
          Beginning Cash Balance                                     128,976.29

                                                         -----------------------
          Interest Income                                    823.18

                      Cash Disbursements

 Date  Check # Payee           Description                 $ Amount
 -------------------------------------------------------------------------------

                                                         -----------------------
          Total Disbursements                                     -
          Transfers
                                                         -----------------------
          Total Transfers                                         -

          Transfers Between Accounts
                                                         -----------------------
          Total Transfers Between Accounts                        -

          Book Adjustments

                                                         -----------------------
          Total Book Adjustments                                  -

          Ending Book Balance                                        129,799.47
                                                              ==================

                                                                             -
                                                              ------------------
 Balance in Ronan State Bank Investments Account per 9/30/01
 Bank Statement                                                      129,799.47
                                                              ==================

         See Copy of Current Months Bank Statement

  UST - 14, Continuation Sheet           Case Number:  Case Number:
                                         Rule 2015 Report for the Month and Year
                                         of:          of:

  Statement of Cash Receipts and Disbursements

                                          Account Name:  Jore Corporation
                                                         Whitefish Credit Union
                                          Account Number:817452
                                          Depository:    Whitefish Credit Union

  Cash Receipts

 Date  Source               Description             $ Amount            Balance
 -------------------------------------------------------------------------------
          Beginning Cash Balance                                       1,085.13

                                                    ----------------------------
          Accrued Interest                              3.73

                      Cash Disbursements

 Date Check #  Payee       Description              $ Amount
 -------------------------------------------------------------------------------

                                                    ----------------------------
          Total Disbursements                              -

          Transfers
                                                    ----------------------------
          Total Transfers                                  -

          Transfers Between Accounts
                                                    ----------------------------
          Total Transfers Between Accounts                 -

          Book Adjustments

                                                    ----------------------------
          Total Book Adjustments                           -

          Ending Book Balance                                          1,088.86
                                                              ==================

 Interest Accrual not recrded in Bank Statement                          (11.19)
                                                              ------------------
 Balance in Whitefish Credit Union Accunt per 9/30/01
 Bank Statement                                                        1,077.67
                                                              ==================

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          September, 2001

 Statement of Cash Receipts and Disbursements

                                         Account Name:  Jore Corporation
                                                        Wisconsin Imprest
                                         Account Number:2015068521
                                         Depository:    Wells Fargo
 Cash Receipts

 Date  Source               Description               $ Amount           Balance
 -------------------------------------------------------------------------------
          Beginning Cash Balance                                      (1,965.55)

                                                      --------------------------
          Total Cash Receipts                               -

Cash Disbursements

 Date Check #   Payee       Description               $ Amount
 -------------------------------------------------------------------------------
 9/5/01  Various            Pre-Paid Inventory          (810.50)
9/18/01  Various            Pre-Paid Inventory          (538.70)

                                                      --------------------------
          Total Disbursements                         (1,349.20)

          Transfers

                                                      --------------------------
          Total Transfers                                    -

          Transfers Between Accounts
   9/4/01 Wire Transfer from Jore General Account       2,554.16
  9/27/01 Wire Transfer from Jore General Account       2,299.11

                                                      --------------------------
          Total Transfers Between Accounts              4,853.27


          Book Adjustments

 Record August checking activity                          367.91

                                                      --------------------------
          Total Book Adjustments                          367.91

          Ending Book Balance                                          1,906.43
                                                              ==================

 Bank Adjustments                                                        190.06
 Outstanding checks                                                      146.25
 Wire Transfer Fees to be recorded in September                          (22.00)
 Bank Fees                                                               (55.00)
                                                              ------------------
 Balance in Petty Cash Account per 9/30/01 Bank Statement              2,165.74
                                                              ==================

         See Copy of Current Months Bank Statement

                                         Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           September, 2001

                     UST-15, Statement of Aged Receivables

                    Total Due      (0-30 Days)   (31-60 Days)    (61-90 Days)  (91 & Over)    Amount Considered Uncollectible
Post-Petition Receivables

                    --------------------------------------------------------------------------------------------------
                        10,473,395     5,704,818       4,658,638        85,160         24,780                   6,200
                    --------------------------------------------------------------------------------------------------

Pre-Petition Receivables           (See Attached Schedule)

                    --------------------------------------------------------------------------------------------------
                           118,055             -          20,193        11,636         86,225                  64,670
                    --------------------------------------------------------------------------------------------------

                    --------------------------------------------------------------------------------------------------
 Totals                 10,591,450     5,704,818       4,678,831        96,796        111,005                  70,870
                    ==================================================================================================

Accounts Receivable Reconciliation

1. Opening Balance                       8/31/01                     9,016,015

2. Sales on Account this Month                                       6,944,644

   2a.  Adjustments                                                   (189,029)
                                                                ---------------

3. Balance (add lines 5, 6 & 6a)         9/30/01                    15,771,630
                                                                ---------------

4. Amounts Collected on Receivables                                 (5,180,179)

                                                                ---------------
5. Closing Balance         9/30/01                        (1.00)    10,591,451
                                                                ===============

 Reserved for Uncollectible accounts (see attached)                   (102,527)

 Reserved for Sales Alllowance, Returns, Promo accounts
 (see attached)                                                     (1,325,344)

                                                                ---------------

       Per Balance Sheet                   9/30/01                    9,163,580
                                                                 ===============


Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due?

1. Contacted customers that required additional proof of delivery on payments past due which were provided to get payments scheduled. Customers have paid on some of these and they are looking at the remainder should be receiving payments soon. This has been normal course of business with some of the larger retailers the Company sells to.

2. A few of our customers have not paid due to the Chapter 11 Bankruptcy, we having been working with them and should be receiving payment from them soon.

3. The collectables are being reviewed on a weekly basis. Adjustments will be made when payments are received.

4. In August we transferred $134,305.55 to a Non-Trade Receivable Account as this is the total amount of prepetition Account Receivables for Black & Decker, Vermont American Magna, and Aronson Campbell. These customers have pre-petition balances in Accounts Payable and would like to have these amounts offset.

5. MT Synergy had a balance on AR of $82,872.14, this balance has been transferred to a Loans Receivable account, they are being set up on a payment plan.

Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor?

On the Balance sheet in a separate line item there are Notes Receivable from Shareholders. The totals are not reflected in the above A/R aging.

                                   Case Number:       01-31609-11
                                   Rule 2015 Report for the Month and Year
                                   of:                September, 2001
                   UST-16, Statement of Post Petition Payables
                                 Part A - Taxes

Type of tax         (1) Unpaid post-    (2)Post-petition    (3)Post-petition    (4)Unpaid post
                     petition taxes     taxes accrued this  tax payments made    petition taxes at
                    from prior report-  month (new          this reporting       end of reporting
                    ing month           obligations)        month                month
Federal Taxes
Employee withholding taxes  87,159.42        145,705.33        116,827.58         116,037.17
FICA/Medicare-Employee      66,221.46        108,578.48         90,022.53          84,777.41
FICA/Medicare-Employer      66,221.46        108,578.48         90,022.53          84,777.41
Unemployment                 6,284.92          4,959.82                            11,244.74
                                                                                           -
State Taxes                                                                                -
Dept. of Revenue WI          3,296.16          3,259.14          7,817.95          (1,262.65)
Dept. of Revenue CA            696.50            101.81            699.23              99.08
Dept. of Revenue MT         28,714.39         46,509.36         38,394.51          36,829.24
Dept. of Revenue ILL            97.79            114.53                 -             212.32
Dept. of Labor & Industries     N/a                 N/a               N/a                N/a
Unemployment WI                534.64            276.69                 -             811.33
Unemployment MT             27,791.86         16,185.13                 -          43,976.99
Unemployment CA                  3.47              4.62                 -               8.09
Empl. Security Dept.            N/a                 N/a               N/a                N/a
Employee Disability Tax CA     255.30            (33.17)           190.97              31.16
                                                                                           -
Other Taxes                                                                                -
Local city/county               N/a                 N/a               N/a                N/a
Gambling                        N/a                 N/a               N/a                N/a
Personal property                   -                 -                 -                  -
Real Property                       -                 -                 -                  -
Other                               -                 -                 -                  -

                                                                          -------------------
                                      Total Unpaid Post-Petition Taxes             $ 377,542
                                                                          ===================

Delinquent Tax Reports and Tax Payments
Taxing agency  Tax reporting period  Report due date Payment due date Amount due
--------------------------------------------------------------------------------
N/A

Explain the reason for any delinquent tax reports or tax payments:

                                       Case Number:    01-31609-11
                                       Rule 2015 Report for the Month and Year
                                       of:            September, 2001

                   UST-16, Statement of Postpetition Payables
                             Part B - Other Payables

Reconciliation of Post-Petition Payables (excluding taxes and professional fees)

 1. Closing balance from prior month                                $ 806,173

 2 New payables added 09/01/01 thru 09/30/01                      $ 7,517,273

 3 Less payments made 09/01/01 thru 9/30/01                      $ (6,795,474)

 4 Balance for aging as of 09/30/01                               $ 1,527,972



 Statement of Postpetition Payments on Executory Contracts & Leases
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Entity Paid                        Total amount of Total amount of Total Post-
                                    Payments Due    Payments Made   petition
                                                                    delinquency
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
    AFCO INSURANCE PREMIUM FINANCE     $ 15,532.00  $ 15,532.00               0
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
          BLACKFOOT COMMUNICATIONS      $ 6,583.00   $ 6,583.00               0
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                          C&C LAND      $ 1,409.60   $ 1,409.60               0
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                CANADIAN DETAILING        $ 462.87     $ 462.87               0
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
              MISSION VALLEY POWER     $ 61,555.70  $ 61,555.70               0
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
     MISSOULA ELECTRIC COOPERATIVE        $ 818.70     $ 818.70               0
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
             MONTANA POWER COMPANY         $ 56.89      $ 56.89               0
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
   PROFESSIONAL RETAIL MERCHANDISE     $ 21,482.57  $ 21,482.57               0
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                   ROBERT SCHRODER      $ 1,117.66   $ 1,117.66               0
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
         SCOTTDALE RETAIL SERVICES      $ 2,739.44   $ 2,739.44               0
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                     VERIZON NORTH        $ 351.66     $ 351.66               0
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                    BOBROW PALUMBO      $ 6,681.22   $ 6,681.22               0
 -------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             Total    $ 118,791.31 $ 118,791.31               0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Postpetition Payments to Secured Creditors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Entity Paid                      Total amount of Total amount of Total Post-
                                 Payments Due    Payments Made   petition
                                                                 delinquency


-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
      AMERICAN EQUIPMENT LEASING      $ 8,009.25   $ 8,009.25               0
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
              ASSOCIATES LEASING     $ 25,000.00  $ 25,000.00               0
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                RONAN STATE BANK      $ 8,454.73   $ 8,454.73               0
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
             FIRST SECURITY BANK     $ 34,174.78  $ 34,174.78               0
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
                KEY CORP LEASING     $ 90,160.33  $ 90,160.33               0
------------------------------------------------------------------------------
-----------------------------------------------------------------------------
                           Total    $ 165,799.09 $ 165,799.09               0
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                                    Case Number:  01-31609-11
                                    Rule 2015 Report for the Month and Year
                                    of:          September, 2001
                   UST-16, Statement of Postpetition Payables
                      Part C - Estimated Professional Fees


Schedule  of  Payments  to  Professionals  (Attorney,   accountant,   appraiser,
consultant, etc)

Type of Professional   Amount of Retainer Fees and    Fees and       Total fees
                       (if applicable)    expenses    expenses      and expenses
                                          from prior  added this    at month end
                                          months      month
-------------------------------------------------------------------------------
Perkins Coie (Debtor Attorney)     -      542,025         43,000       585,025
Glass & Associate (Management Consultants 608,157        173,778       781,935
Dye & Moe (Debtor Attorney)                21,515          1,000        22,515
US Trustee                                  8,000         10,000        18,000
Trustee's Council                  -            -                            -
Shulkin (Creditors' Committee  Council)   140,000        (90,000)       50,000
Creditors' Committee other professi-nal         -                            -
Christensen Connor Johnson                 34,239         23,000        57,239
Hilco Appraisal Services                   16,250         18,416        34,666
Wells Fargo                                              150,000       150,000
                        --------------------------------------------------------
Totals                            $ -  $ 1,370,186      $ 329,194   $ 1,699,380
                        ========================================================

Note: 1 Reference Court order dated 6/28/01 allowing interim billings of 80% of professional fees and 100% of expenses.

Note: 2 This schedule's balance is $5407.00 less than Income Statement Bankruptcy to Date Total due to a reclass needed to move expense from bankruptcy account to professional services account.

Note: 3 Professional fees accrued in September are based upon estimates and may be different than actual fees and expenses. Estimates will be adjusted to actuals upon receipt of invoices.

                                         Case Number:      01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:              September, 2001

                         UST-17, Statement of Operations

INSTRUCTIONS: Answer each question fully and attach additional sheets if necessary to provide a complete response.

                                                                  Yes        No

Question 1 - Sale of Debtor's  Assets.  Did the  debtor,  or      Yes
another party on behalf of the debtor, sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month? Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold at auction, attach a copy of the auctioneer's report.

We sold three sections of pallet racking for $300.00 to Larry Bartels of NAPA in Ronan, MT 59864.

Question 2 - Financing.  During the reporting month, did the                 No
debtor receive any funds from an outside funding source? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 3 - Insider Loans.  During the reporting month, did                 No
the debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 4 -  Insurance  and Bond  Coverage.  Did the debtor      Yes
renew  or  replace  any  insurance   policies   during  this
reporting month? If yes, attach a certificate of insurance for each renewal or change in coverage.

Renewed D&O insurance coverage to 11-23-01. No certificate available.

Were any of the  debtor's  insurance  policies  canceled  or                 No
otherwise terminated for any reason during the reporting month? If yes, explain.

Were any claims made during this reporting month against the                 No
debtor's bond? (Answer "No" if the debtor is not required to have a bond.) If yes, explain.

Question 5 - Personnel Changes.  Complete the following:

                                                      Full-time   Part-time
                                                                  and Temp
Number of employees at beginning of month September         292   324
Employees added                                              11   274
Employees resigned/terminated                                -8  -129
                                                     ---------------------------
Number employees at end of month                            295   469
                                                     ===========================

   Gross Monthly Payroll and Taxes                         $1,664,974
                                                       ----------------

Question 6 - Significant Events. Explain any significant new developments during the reporting month. See narrative.

Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan reorganization. See narrative.

WHERE TO FILE A MONTHLY FINANCIAL REPORT: The debtor is required to file its monthly report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed to the Bankruptcy Code and to their authorized agents.

File the originl                           Send a copy to each of the following:

United States Bankruptcy Court             Office of the United States Trustee
P.O. Box 689                               P.O. Box 3509
Butte, MT 59703                            Great Falls, MT 59403

                          If applicable, each member of any committees elected or appointed, and to their authorized agents.

                          Debtor's counsel.

                                                 Case No. 01-31609-11
Jore Corporation
Rule 2015 Report for the month ending September 30, 2001
Narrative Report


Gross sales for the month of September 2001 were $7.0 million, or approximately 14% more than the previous month. All of the increased sales is to the Company's largest three customers. Jore's business is significantly seasonal, where 75 percent of annual sales are shipped in the third and fourth quarters of the year. The Company's backlog of unfilled sales orders was $13 million at September 30, 2001.

September's 2001 gross profit, at 36% of gross sales, was significantly improved over previous months of the year due to increasing production volumes and efficiencies.

Operating expenses for the month of September 2001 increased 6% from the previous month from increased cooperative advertising, and new customer acquisition costs for Lowe's. Sales and marketing expenses are expected to increase in future months along with increased sales.

Interest expense increased to $327,000 for the for the month of September due to higher average bank borrowings under the Company's debtor-in-possession facility. The Company expects borrowings under this facility will exceed $40 million at the end of October, then begin to decline over the remainder of the year. Interest expense on the Company's long-term debt is not accruing currently because, based on recent asset appraisals, it will not be required to be paid to the lenders.

Bankruptcy administration expenses include amounts paid or due to professionals, primarily legal counsel of the interested parties in Jore's bankruptcy case. These expenses are expected to decline slightly in future months as the case progresses to plan confirmation. Nonrecurring expenses in September include employee overtime premiums, expedited freight charges, and purchase price variances. These costs were incurred because of liquidity limitations earlier this year, and generally would not have been incurred in the normal course of business.

Inventories increased to more than $22 million at the end of September to meet seasonal sales demand. Other current assets declined from draw-downs of supplier pre-payments. Post-petition liabilities increased from increasing production levels, and additional supplier terms. Pre-petition liabilities remained approximately level from August to September. Long-term debt decreased from adequate assurance payments in September.

On September 28, 2001, the Company received a non-binding offer to sell substantially all of its assets for cash and notes payable, and the assumption of certain post-petition liabilities. The price is subject to change pending the completion of due diligence which is expected in late October. The transaction is expected to be implemented through a sale under section 363 of the Bankruptcy Code, and will be subject to higher and better offers under the Bankruptcy Code-authorized bidding process. Bidding procedures were approved the the Bankruptcy Court in early September.

The Company expects to file an amended disclosure statement with the Bankruptcy Court in mid-October.

(C)  Exhibits

        Exhibit Number                  Description

        99.K                            Wells Fargo Debtor In Possession Bank
                                        Statement Ending 9/30/01
        99.K                            Wells Fargo Self-Funded Insurance Bank
                                        Statement Ending 9/30/01
        99.K                            Wells Fargo Bancontrol Bank Statement
                                        ending 9/30/01
        99.K                            Wells Fargo Lockbox Bank Statement
                                        Ending 9/30/01
        99.K                            Wells Fargo Payroll Bank Statement
                                        Ending 9/30/01
        99.K                            Ronan State Bank Time Certificate
                                        Statements
        99.K Wells Fargo Debtor In Possesion Bank Statement - Edgerton Ending 10/9/01

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        October 16, 2001               By:  /s/ Mick Quinlivan
                                              ------------------
                                              Mick Quinlivan
                                              Chief Financial Officer